EXHIBIT W

JOINT FILING AGREEMENT

This will confirm the agreement by and among the undersigned that the Schedule 13D filed with the Securities and Exchange Commission on or about the date hereof with respect to the beneficial ownership by the undersigned of the shares of common stock, par value $0.01 per share of Mr. Cooper Group Inc. (f/k/a WMIH Corp.), is being filed, and all amendments thereto will be filed, on behalf of each of the persons and entities named below that is named as a reporting person in such filing in accordance with Rule 13d-1(k) under the Securities Exchange Act of 1934, as amended. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

Dated: December 31, 2019

KKR WAND HOLDINGS CORPORATION

By: /s/ Terence P. Gallagher
Name: Terence P. Gallagher
Title: Attorney-in-fact for Christopher J. Harrington, Director

KKR WAND INVESTORS CORPORATION

By: /s/ Terence P. Gallagher
Name: Terence P. Gallagher
Title: Attorney-in-fact for Christopher J. Harrington, Director

KKR WAND INVESTORS L.P.
By: KKR Wand GP LLC, its general partner

By: /s/ Terence P. Gallagher
Name: Terence P. Gallagher
Title: Attorney-in-fact for Christopher J. Harrington, President

KKR WAND GP LLC

By: /s/ Terence P. Gallagher
Name: Terence P. Gallagher
Title: Attorney-in-fact for Christopher J. Harrington, President

KKR FUND HOLDINGS L.P.
By:	KKR Group Holdings Corp., a general partner

By:	/s/ Terence P. Gallagher
Name: Terence P. Gallagher
Title: Attorney-in-fact for William J. Janetschek, Chief Financial Officer

KKR FUND HOLDINGS GP LIMITED

By:	/s/ Terence P. Gallagher
Name: Terence P. Gallagher
Title: Attorney-in-fact for William J. Janetschek, Director

KKR GROUP HOLDINGS CORP.

By:	/s/ Terence P. Gallagher
Name: Terence P. Gallagher
Title: Attorney-in-fact for William J. Janetschek, Chief Financial Officer

KKR & CO. INC.

By:	/s/ Terence P. Gallagher
Name: Terence P. Gallagher
Title: Attorney-in-fact for William J. Janetschek, Chief Financial Officer

KKR MANAGEMENT LLC

By:	/s/ Terence P. Gallagher
Name: Terence P. Gallagher
Title: Attorney-in-fact for William J. Janetschek, Chief Financial Officer

HENRY R. KRAVIS

By:	/s/ Terence P. Gallagher
Name: Terence P. Gallagher
Title: Attorney-in-fact

GEORGE R. ROBERTS

By:	/s/ Terence P. Gallagher
Name: Terence P. Gallagher
Title: Attorney-in-fact

TAGAR C. OLSON

By:	/s/ Terence P. Gallagher
Name: Terence P. Gallagher
Title: Attorney-in-fact

CHRISTOPHER J. HARRINGTON

By:	/s/ Terence P. Gallagher
Name: Terence P. Gallagher
Title: Attorney-in-fact

JEFFREY LIVINGSTON

By:	/s/ Terence P. Gallagher
Name: Terence P. Gallagher
Title: Attorney-in-fact